UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2016

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2016, the board of directors of Cardinal Financial Corporation (the “Company”) and Cardinal Bank (the “Bank”) appointed, effective immediately, Bernard H. Clineburg as executive Chairman of the Company and the Bank, and Christopher W. Bergstrom as President and Chief Executive Officer of the Company and the Bank.

On February 10, 2016, the Company amended the Employment Agreement, dated November 1, 2010 between the Company and Mr. Clineburg (as amended, the “Agreement”) in connection with Mr. Clineburg’s transition to the executive Chairman role.  In particular, the amendment to the Agreement (the “Amendment”) extends the term of the Agreement until February 10, 2019. On February 10, 2019 and on each anniversary of that date, the term of the Agreement will be extended for one year unless either party is notified in writing 90 days before such date.

The Amendment (i) removes the provisions of Section 3.1 of the Agreement which had provided for a transitional period in connection with Mr. Clineburg’s voluntarily resignation as Chief Executive Officer of the Company and (ii) adds a change in control provision providing for reimbursement of Mr. Clineburg’s legal expenses in the event the Agreement is challenged.

The foregoing summary description of certain terms of the Agreement and the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement and Amendment, copies of which are attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed on November 1, 2010 (as amended by the first amendment to the Agreement, attached as Exhibit 10.2 to the Company’s annual report on Form 10-K for the year ended December 31, 2012) and as Exhibit 10.1 to this report, respectively, and which are incorporated by reference into this Item 5.02.

In accordance with Mr. Bergstrom’s appointment to President and Chief Executive Officer of the Company, Mr. Bergstrom received an annual base salary increase of $75,000 effective immediately.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2016, the Board of Directors of Cardinal Financial Corporation (the “Company”) adopted an amendment to the Company’s bylaws (the “Bylaws”), effective immediately.  The amendment revised Section 3.4 of the Bylaws to remove the requirement that the Chairman of the Board of the Company also be the Chief Executive Officer of the Company.

The text of the amendment is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

3.1	Amendment to Bylaws of the Company.

10.1	Amendment to Employment Agreement of Bernard H. Clineburg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: February 11, 2016	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Bylaws of the Company.

10.1	Amendment to Employment Agreement of Bernard H. Clineburg.